UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-07307
                                   ------------


                                  INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

Quality Income Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Quality Income Portfolio are RiverSource Selective Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of RiverSource Selective Fund.

SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE(SM)
SELECTIVE FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED NOV. 30, 2005

- RIVERSOURCE SELECTIVE FUND (FORMERLY AXP(R) SELECTIVE FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH CURRENT INCOME AND PRESERVATION OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                                  3
Performance Summary                                                            4
Questions & Answers with Portfolio Management                                  6
Investments in Securities                                                     10
Financial Statements (Portfolio)                                              21
Notes to Financial Statements (Portfolio)                                     24
Financial Statements (Fund)                                                   29
Notes to Financial Statements (Fund)                                          32
Fund Expenses Example                                                         41
Approval of Investment Management  Services Agreement                         43
Proxy Voting                                                                  47

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

FUND SNAPSHOT

                                AT NOV. 30, 2005

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS     SINCE    YEARS IN INDUSTRY
Jamie Jackson, CFA     6/03            17
Scott Kirby            6/03            19
Tom Murphy, CFA        2/03            19

FUND OBJECTIVE

For investors seeking current income and preservation of capital.

Inception dates by class
A: 4/6/45         B: 3/20/95        C: 6/26/00       I: 7/15/04       Y: 3/20/95

Ticker symbols by class
A: INSEX          B: ISEBX          C: ASLCX         I: ASTIX         Y: IDEYX

Total net assets                  $846.7 million

Number of holdings                           283

Weighted average life(1)               6.4 years

Effective duration(2)                  4.3 years

Weighted average bond rating(3)              AA+

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION

PERCENTAGE OF PORTFOLIO ASSETS

[CHART]

Mortgage-Backed                                         40.9%
U.S. Government Obligations & Agencies                  25.7%
Corporate Bonds*                                        16.5%
Commercial Mortgage-Backed                              12.7%
Asset-Backed                                             2.5%
Foreign Government Bonds                                 1.6%
Short-Term Securities                                    0.1%

* Includes 5.3% Telecommunication, 4.5% Financials, 2.2% Utilities, 1.8% Consumer Discretionary, 1.1% Health Care, 0.8% Consumer Staples and 0.8% Industrials.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                                82.3%
AA bonds                                  1.8
A bonds                                   6.5
BBB bonds                                 9.4

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005

RiverSource Selective Fund Class A (excluding sales charge)    -0.54%
Lehman Brothers Aggregate Bond Index(1) (unmanaged)            -0.48%
Lipper Corporate Debt - A rated Funds Index(2)                 -0.61%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Corporate Debt - A rated Funds Index includes the 30 largest corporate debt A rated funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Nov. 30, 2005 by class
A: 4.04%   B: 3.49%   C: 3.48%   I: 4.54%   Y: 4.41%

At Dec. 30, 2005* by class
A: 3.88%   B: 3.33%   C: 3.33%   I: 4.39%   Y: 4.26%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

* The last business day of the period.

STYLE MATRIX

                    DURATION
            SHORT      INT.      LONG
QUALITY
HIGH                    X
MEDIUM
LOW

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

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4 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                           CLASS A             CLASS B              CLASS C         CLASS I    CLASS Y
(INCEPTION DATES)         (4/6/45)            (3/20/95)            (6/26/00)       (7/15/04)  (3/20/95)
                                                     AFTER                AFTER
                      NAV(1)    POP(2)    NAV(1)    CDSC(3)    NAV(1)    CDSC(4)    NAV(5)     NAV(6)
AT NOV. 30, 2005

6 months*              -0.54%    -5.27%    -0.92%     -5.80%    -0.92%     -1.90%    -0.39%     -0.34%
1 year                 +1.83%    -3.01%    +1.06%     -3.85%    +1.06%     +0.08%    +2.15%     +2.12%
3 years                +3.32%    +1.66%    +2.54%     +1.27%    +2.55%     +2.55%      N/A      +3.49%
5 years                +3.85%    +2.85%    +3.07%     +2.72%    +3.07%     +3.07%      N/A      +4.02%
10 years               +4.66%    +4.15%    +3.87%     +3.87%      N/A        N/A       N/A      +4.81%
Since inception        +6.64%    +6.56%    +4.83%     +4.83%    +3.80%     +3.80%    +3.49%     +5.78%

AT DEC. 31, 2005
6 months*              -0.06%    -4.80%    -0.43%     -5.34%    -0.43%     -1.41%    +0.09%     -0.09%
1 year                 +1.91%    -2.93%    +1.14%     -3.76%    +1.15%     +0.16%    +2.23%     +1.96%
3 years                +2.97%    +1.32%    +2.20%     +0.92%    +2.20%     +2.20%      N/A      +3.10%
5 years                +3.63%    +2.63%    +2.85%     +2.50%    +2.85%     +2.85%      N/A      +3.78%
10 years               +4.57%    +4.06%    +3.78%     +3.78%      N/A        N/A       N/A      +4.71%
Since inception        +6.65%    +6.56%    +4.87%     +4.87%    +3.89%     +3.89%    +3.92%     +5.81%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO RIVERSOURCE PORTFOLIO BUILDER FUNDS, SIX AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*    NOT ANNUALIZED.

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5 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                            WITH PORTFOLIO MANAGEMENT

BELOW, THE FUND'S PORTFOLIO MANAGEMENT TEAM DISCUSSES THE FUND'S POSITIONING AND RESULTS FOR THE SEMIANNUAL PERIOD ENDED NOV. 30, 2005. SHAREHOLDERS WILL BE ASKED TO APPROVE A MERGER OF THE FUND INTO RIVERSOURCE DIVERSIFIED BOND FUND AT A SHAREHOLDER MEETING ON FEB. 15, 2006. THIS APPROVAL IS NOT GUARANTEED.

Q: HOW DID RIVERSOURCE SELECTIVE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED NOV. 30, 2005?

A: RiverSource Selective Fund's Class A shares (excluding sales charge) declined 0.54% for the six months ended Nov. 30, 2005. The Fund underperformed the Lehman Brothers Aggregate Bond Index (Lehman Index), which fell 0.48%. However, the Fund outperformed the Lipper Corporate Debt - A rated Funds Index, representing the Fund's peer group, which declined 0.61%.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED PERFORMANCE DURING THE SEMIANNUAL PERIOD?

A: Overall, the fixed income market struggled during the six months, as U.S. Treasury rates followed a volatile path in a generally upward direction. The major exception to the trend toward higher rates was the short-lived rally in the immediate aftermath of Hurricane Katrina. However, despite the wrenching personal catastrophe, fears of a dramatic economic slowdown in response to the damage did not materialize. The Federal Reserve Board (the
    Fed) raised interest rates a total of four times during the semiannual period, bringing the targeted federal funds rate to 4.00% by the end of November. The market began to price in continued hikes by the Fed. Thus, returns on the Fund and its benchmarks were negative.

    The Fund benefited during the period from its comparatively short duration positioning, as rates rose materially, particularly on 10-year and shorter maturity bonds, and the yield curve flattened somewhat, meaning short-term interest rates rose more than long-term rates. Duration is a measure of the Fund's sensitivity to changes in interest rates.

    From a sector perspective, we maintained the Fund's defensive position in mortgages, favoring higher coupon bonds. The Fund's positioning in mortgages contributed to results, as higher coupon bonds outperformed lower coupon bonds. A modest exposure to mortgages also helped, as mortgage-backed securities overall underperformed U.S. Treasuries due to higher interest rates, slightly higher volatility and a general lack of demand on the part of investors. Most affected were 30-year, lower coupon mortgage-backed securities.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- THE FUND'S POSITIONING IN MORTGAGES CONTRIBUTED TO RESULTS, AS HIGHER COUPON BONDS OUTPERFORMED LOWER COUPON BONDS.

    Individual issue selection in the corporate bond sector helped the Fund's performance for the period as well. Further supporting the Fund's returns was its positioning within the agency sector, wherein we favored shorter-term maturities, as shorter-term agencies outperformed longer-term agencies during the period.

    Conversely, detracting from the Fund's results was its positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies. The U.S. dollar was stubbornly strong vs. foreign currencies during the six months, eroding the value of the portfolio's non-U.S. dollar bond holdings in U.S. dollar terms. Remember, a strengthening dollar decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

Q:  WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: While we kept duration shorter than the Lehman Index throughout the semiannual period, we extended duration a bit as rates rose to what we consider our target level. Toward the end of the period, we added two-year U.S. Treasuries to the Fund's exposure, based upon our view that short-term maturities had become a slightly better value than longer-term maturities. Also, as the yield curve flattened dramatically, we removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates.

    We maintained the Fund's significant exposure to commercial mortgage-backed securities (CMBS) and asset-backed securities throughout the six months, as we believe these sectors offer attractive yield as well as the kind of defensive characteristics we want in the current

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- WE INTEND TO POSITION THE FUND FOR ONGOING U.S. ECONOMIC RECOVERY AND STILL HIGHER INTEREST RATES, AS THESE THEMES ARE LIKELY TO CONTINUE TO WEIGH ON THE FIXED INCOME MARKETS INTO THE NEW YEAR.

    market environment. In reaction to the underperformance of mortgage-backed securities, we started to increase the Fund's allocation to this sector. While we maintain a moderate exposure to mortgages, we had started to see better value in these securities and added to the Fund's position accordingly.

    Throughout the period, we constantly re-evaluated all of the Fund's positions as we sought to have the best risk/reward opportunities in the Fund across sectors, with an eye toward holding greater positions in securities that may offer the highest likelihood of outperforming the Lehman Index. Overall, the opportunistic changes we made in response to valuations or market developments resulted in a semiannual portfolio turnover rate of 147%. At the end of the semiannual period, the Fund had a modest exposure to investment grade credit and mortgage securities in favor of CMBS and asset-backed securities and a small position in global bonds.

Q:  HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets into the new year. We believe the Fed will likely continue its gradualist approach, raising the targeted federal funds rate to a 4.50% or 4.75% rate.

    Based on this view, we intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. We believe fixed income yields will move materially higher in the months ahead. As for yield curve positioning, or the way a Fund is positioned to respond to changes in short-term vs. long-term interest rates, we are currently maintaining only a modest flattening bias. We believe the yield curve has already flattened to near fair value and the move to higher yields across short-term and long-term maturities

--------------------------------------------------------------------------------
8 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

    going forward may be more parallel in nature. From a sector perspective, we intend to maintain the Fund's sizable position in CMBS and asset-backed securities, as high quality yield enhancers. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes.

    We continue to be very selective in adding investment grade corporate holdings to the portfolio. Finally, we intend to maintain the Fund's moderate exposure to non-U.S. dollar bonds. The U.S. dollar's pressured path may experience fits and starts with short-lived periods of currency strength. However, we believe the U.S. dollar will likely remain at relatively weak levels going forward, as we expect the currency's structural problems to continue.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As always, we maintain a disciplined focus on individual security selection.

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9 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

QUALITY INCOME PORTFOLIO

NOV. 30, 2005 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (100.7%)

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT                VALUE(a)
SOVEREIGN (1.7%)
Bundesrepublik Deutschland
  (European Monetary Unit)
    01-04-07                                                6.00%        6,747,000(c)       $  8,231,993
United Kingdom Treasury
  (British Pound)
    12-07-06                                                7.50         3,223,000(c)          5,749,097
                                                                                            ------------
Total                                                                                         13,981,090
--------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (26.0%)
Federal Farm Credit Bank
    10-10-08                                                4.25         3,485,000             3,444,504
Federal Home Loan Bank
    04-18-08                                                4.13         2,585,000             2,551,475
Federal Home Loan Mtge Corp
    06-15-08                                                3.88        18,350,000            17,987,588
    10-15-08                                                5.13        13,885,000            14,029,904
    03-18-09                                                3.76         2,810,000             2,724,115
    07-15-09                                                4.25        10,000,000             9,838,200
    07-12-10                                                4.13        18,052,000            17,564,434
Federal Natl Mtge Assn
    10-15-08                                                4.50         7,450,000             7,404,093
    12-19-08                                                4.63         5,000,000             4,985,550
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
    09-15-08                                                6.99         3,333,333             3,442,900
U.S. Treasury
    06-30-07                                                3.63         7,785,000             7,691,642
    11-30-07                                                4.25        35,330,000            35,216,837
    11-15-10                                                4.50           130,000               130,421
    11-15-15                                                4.50        10,370,000            10,371,618
    08-15-23                                                6.25        19,435,000            22,741,224
    02-15-26                                                6.00        44,014,000(l)         50,734,717
U.S. Treasury Inflation-Indexed Bond
    01-15-15                                                1.63         9,460,145(m)          9,069,136
                                                                                            ------------
Total                                                                                        219,928,358
--------------------------------------------------------------------------------------------------------

ASSET-BACKED (2.5%)
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
    04-20-08                                                2.76%      $   825,000(d,e)     $    804,877
AmeriCredit Automobile Receivables Trust
  Series 2005-BM Cl A3 (MBIA)
    02-06-10                                                4.05         3,000,000(e)          2,962,033
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
    12-06-10                                                4.87           800,000               800,594
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
    04-20-11                                                4.29         2,250,000(d,e)        2,189,522
Capital Auto Receivables Asset Trust
  Series 2004-1
    09-15-10                                                2.84         1,200,000             1,161,636
Capital Auto Receivables Asset Trust
  Series 2005-1 Cl A4
    07-15-09                                                4.05         2,800,000             2,748,368
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
    11-15-09                                                4.08         1,600,000             1,575,536
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
    03-15-10                                                4.35           900,000               889,384
Countrywide Asset-Backed Certificates
  Series 2005-10 Cl AF6
    02-25-36                                                4.92           490,000               475,373
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
    09-15-09                                                3.40         1,400,000(e)          1,383,956
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
    03-16-09                                                2.94         1,500,000             1,471,145
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                                                4.49           955,000               937,740
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
    11-25-29                                                5.86            92,924(e)             92,588

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT


BONDS (CONTINUED)
                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE          AMOUNT                 VALUE(a)

ASSET-BACKED (CONT.)

Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
    03-12-10                                                4.05%       $2,700,000(e)         $2,667,222
WFS Financial Owner Trust
  Series 2004-1 Cl D
    08-22-11                                                3.17           941,958               926,781
                                                                                            ------------
Total                                                                                         21,086,755
--------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (12.8%)(f)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                                                5.03         1,250,000             1,241,209
Banc of America Large Loan
  Series 2005-BOCA Cl A1
    12-15-16                                                4.24         1,073,718(d,i)        1,073,991
Banc of America Large Loan
  Series 2005-BOCA Cl A2
    12-15-16                                                4.29         1,500,000(d,i)        1,500,845
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
    04-11-37                                                4.89         1,174,957             1,172,371
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                                                4.00         2,924,698             2,828,388
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
    02-13-46                                                4.03           600,000               578,480
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
    06-11-41                                                4.21         2,370,783             2,330,029
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                                                5.16           800,000               782,872
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                                                4.46         5,311,845(d)          5,210,404
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                                                5.68         1,750,000             1,790,841
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                                                4.15         3,332,802(d)          3,271,191
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
    07-15-44                                                5.23         2,800,000             2,802,192
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                                                5.23           825,000               827,475
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
    09-15-14                                                4.34%       $3,280,000(d,i)       $3,279,246
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
    11-15-36                                                4.49         1,857,809             1,824,554
CS First Boston Mtge Securities
  Series 2004-C1 Cl A2
    01-15-37                                                3.52         1,550,000             1,492,118
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
    08-15-38                                                5.10           825,000               824,629
Federal Natl Mtge Assn #385717
    11-01-12                                                4.84         1,818,056             1,806,657
Federal Natl Mtge Assn #386599
    11-01-10                                                4.47           553,861               543,618
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
    06-10-38                                                5.56         1,290,345             1,303,277
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                                                4.12         3,250,000             3,149,705
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
    07-10-45                                                4.59         1,593,165             1,576,279
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                                                4.77         2,700,000(d)          2,647,672
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
    05-15-33                                                6.30         2,200,000             2,278,211
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
    12-10-41                                                4.55         1,700,000             1,639,836
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
    05-10-43                                                4.21         1,240,558             1,217,448
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                                                4.88         1,000,000               987,540
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A1
    08-10-42                                                3.92         1,135,684             1,115,718
Greenwich Capital Commercial Funding
  Series 2005-GG3 Cl A3
    08-10-42                                                4.57         2,650,000             2,566,214

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT


BONDS (CONTINUED)

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                                                4.96%       $1,600,000            $1,583,055
GS Mtge Securities II
  Series 2005-GG4 Cl A1
    07-10-39                                                4.37         2,054,066             2,021,244
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                                                4.37         1,825,119             1,791,579
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                                                5.26         1,500,000             1,500,573
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                                                4.13         1,256,010             1,210,168
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                                                3.97         1,089,865             1,052,551
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                                                4.18         1,000,000               967,823
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A5
    01-12-37                                                4.65         1,500,000             1,453,244
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                                                4.33         1,985,695             1,958,074
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                                                5.39         2,790,000             2,818,796
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26                                                4.56         1,800,000             1,754,661
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A2
    11-15-27                                                4.21         5,130,000             5,015,959
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A3
    11-15-27                                                4.83         1,150,000             1,134,590
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                                                3.97         1,200,000             1,129,452
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
    06-15-29                                                5.16         1,000,000             1,001,308
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
    08-15-29                                                4.19         1,995,000             1,943,948
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
    08-15-29                                                4.58%       $1,550,000            $1,508,499
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
    10-15-29                                                3.99         1,000,000               964,180
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                                                4.20         2,300,000             2,236,221
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
    07-15-30                                                4.39         1,267,652             1,253,049
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
    09-15-30                                                4.89         1,500,000             1,488,225
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                                                4.22         1,694,125             1,665,640
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                                                3.27         4,063,533             3,804,191
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                                                4.34         1,225,000             1,194,965
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                                                4.59         1,350,000             1,311,984
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                                                5.23         1,600,000             1,590,775
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                                                5.98         4,335,000             4,507,905
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                                                3.67         1,498,522             1,436,015
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
    10-15-41                                                4.38         1,500,000             1,461,304
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A3
    10-15-41                                                4.62         1,962,000             1,903,368
                                                                                            ------------
Total                                                                                        108,326,356
--------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)
MORTGAGE-BACKED (41.3%)(f,k)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
    02-25-35                                                5.26%       $1,685,054(j)         $1,682,336
Banc of America Mtge Securities
  Series 2004-F Cl B1
    07-25-34                                                4.13         1,826,752(j)          1,761,884
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
    01-25-34                                                6.00         2,190,026             2,188,756
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 4A1
    01-25-19                                                4.75         1,270,303             1,231,004
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
    01-25-35                                                5.03         2,523,880(j)          2,493,793
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-12 Cl 3A1
    02-25-35                                                5.17         1,859,415(j)          1,845,544
Chaseflex Trust
  Series 2005-2 Cl 2A2
    06-25-35                                                6.50         2,809,211             2,865,395
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
    07-25-18                                                4.75         1,413,192             1,369,472
Countrywide Alternative Loan Trust
  Series 2005-54CB Cl 2A3
    11-25-35                                                5.50         1,992,545             1,996,217
Countrywide Alternative Loan Trust
  Series 2005-54CB Cl 3A7
    11-25-35                                                5.50         2,027,760             2,034,233
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
    04-25-35                                                7.50         2,017,674             2,086,050
Countrywide Home Loans
  Series 2004-12 Cl 1M
    08-25-34                                                4.61         1,172,432(j)          1,138,593
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
    06-25-35                                                7.00         2,796,046(d)          2,877,974
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
    06-25-34                                                4.40         1,187,347(j)          1,153,531
CS First Boston Mtge Securities
  Series 2005-12
    12-25-35                                                7.00         3,700,000(b)          3,829,500
CS First Boston Mtge Securities
  Series 2005-10 4A1
    11-25-35                                                6.50         3,074,235             3,124,191
CS First Boston Mtge Securities
  Series 2005-8 7A1
    09-25-35                                                7.00%       $4,228,564            $4,324,029
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                                                6.38        27,826,504(g)            417,398
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    01-15-18                                                6.50         1,293,207             1,348,215
    10-15-27                                                5.00         7,425,000             7,365,445
    06-15-28                                                5.00         4,625,000             4,589,749
    12-15-28                                                5.50         2,175,000             2,183,950
    02-15-33                                                5.50         3,396,152             3,432,890
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
    02-15-14                                               17.16         1,211,516(g)             68,499
Federal Home Loan Mtge Corp #170216
    03-01-17                                                8.50            11,894                12,820
Federal Home Loan Mtge Corp #275036
    07-01-16                                                8.00               136                   144
Federal Home Loan Mtge Corp #284190
    01-01-17                                                8.00             1,012                 1,084
Federal Home Loan Mtge Corp #295114
    06-01-17                                                8.50             4,067                 4,384
Federal Home Loan Mtge Corp #540861
    09-01-19                                                8.50            35,977                38,873
Federal Home Loan Mtge Corp #A00304
    04-01-21                                                9.00            84,821                91,910
Federal Home Loan Mtge Corp #B11835
    01-01-19                                                5.50           692,938               696,394
Federal Home Loan Mtge Corp #C00103
    03-01-22                                                8.50           189,667               205,658
Federal Home Loan Mtge Corp #C00144
    08-01-22                                                8.50           157,671               171,022
Federal Home Loan Mtge Corp #C62993
    01-01-32                                                6.50         1,558,575             1,598,097
Federal Home Loan Mtge Corp #C63552
    01-01-32                                                6.50         2,067,220             2,130,856
Federal Home Loan Mtge Corp #C64703
    03-01-32                                                6.50         1,389,970             1,432,427
Federal Home Loan Mtge Corp #C67723
    06-01-32                                                7.00         1,297,201             1,363,395
Federal Home Loan Mtge Corp #C79930
    06-01-33                                                5.50         3,043,748             3,008,965

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)

MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #E01419
    05-01-18                                                5.50%       $1,718,975            $1,728,188
Federal Home Loan Mtge Corp #E79810
    11-01-14                                                7.50         1,515,528             1,599,597
Federal Home Loan Mtge Corp #E96516
    05-01-13                                                4.50         1,788,232             1,747,568
Federal Home Loan Mtge Corp #E99101
    09-01-18                                                5.00         3,426,016             3,383,764
Federal Home Loan Mtge Corp #E99593
    10-01-18                                                5.00         1,172,089             1,157,306
Federal Home Loan Mtge Corp #E99684
    10-01-18                                                5.00         4,101,222             4,049,846
Federal Home Loan Mtge Corp #G00286
    02-01-25                                                8.00           236,147               252,258
Federal Home Loan Mtge Corp #G01441
    07-01-32                                                7.00         4,138,038             4,311,498
Federal Home Loan Mtge Corp #G01535
    04-01-33                                                6.00         5,354,146             5,424,524
Federal Home Loan Mtge Corp #G11302
    07-01-17                                                7.00         5,021,279             5,214,433
Federal Natl Mtge Assn
    12-01-20                                                5.50         4,500,000(b)          4,518,279
    04-01-34                                                5.50         8,465,270             8,357,914
    12-01-35                                                6.50         5,500,000(b)          5,630,625
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
    12-25-26                                                8.00         1,327,927             1,410,640
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
    12-25-12                                               20.00           928,798(g)             40,397
    12-25-22                                                8.27         1,050,946(g)            159,893
    12-25-31                                               10.31         1,230,896(g)            208,051
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Principal Only
    09-01-18                                                5.50            24,223(h)             20,647
Federal Natl Mtge Assn #125479
    04-01-27                                                7.50           364,664               383,686
Federal Natl Mtge Assn #250765
    12-01-26                                                8.00           340,006               362,358
Federal Natl Mtge Assn #251116
    08-01-27                                                8.00           397,097               423,750
Federal Natl Mtge Assn #252982
    01-01-30                                                8.00           295,445               315,082
Federal Natl Mtge Assn #254236
    03-01-17                                                6.50         2,560,426             2,639,628
Federal Natl Mtge Assn #254383
    06-01-32                                                7.50%       $  587,205            $  616,530
Federal Natl Mtge Assn #254916
    09-01-23                                                5.50         3,217,851             3,200,473
Federal Natl Mtge Assn #255788
    06-01-15                                                5.50         4,269,694             4,301,854
Federal Natl Mtge Assn #323980
    04-01-14                                                6.00         2,177,148             2,224,248
Federal Natl Mtge Assn #408207
    01-01-28                                                6.50           204,024               210,145
Federal Natl Mtge Assn #545008
    06-01-31                                                7.00         3,398,354             3,572,440
Federal Natl Mtge Assn #545684
    05-01-32                                                7.50           466,814               490,371
Federal Natl Mtge Assn #545869
    07-01-32                                                6.50           847,246               871,876
Federal Natl Mtge Assn #545885
    08-01-32                                                6.50         5,375,154             5,529,690
Federal Natl Mtge Assn #555343
    08-01-17                                                6.00         5,079,695             5,190,294
Federal Natl Mtge Assn #555375
    04-01-33                                                6.00         8,487,314             8,573,596
Federal Natl Mtge Assn #555458
    05-01-33                                                5.50         5,151,782             5,085,788
Federal Natl Mtge Assn #555734
    07-01-23                                                5.00         2,705,607             2,630,673
Federal Natl Mtge Assn #555740
    08-01-18                                                4.50         5,103,081             4,943,211
Federal Natl Mtge Assn #634650
    04-01-32                                                7.50           320,764               336,784
Federal Natl Mtge Assn #643362
    04-01-17                                                6.50         1,068,367             1,101,415
Federal Natl Mtge Assn #662061
    09-01-32                                                6.50         2,177,969             2,233,366
Federal Natl Mtge Assn #670387
    08-01-32                                                7.00           556,481               581,324
Federal Natl Mtge Assn #678028
    09-01-17                                                6.00         5,925,976             6,055,001
Federal Natl Mtge Assn #680961
    01-01-33                                                6.00           840,704               847,342
Federal Natl Mtge Assn #682825
    01-01-33                                                6.00         2,642,324             2,660,087
Federal Natl Mtge Assn #686172
    02-01-33                                                6.00         3,436,211             3,459,310
Federal Natl Mtge Assn #686528
    02-01-33                                                6.00         4,674,779             4,719,292

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #689093
    07-01-28                                                5.50%       $1,633,727            $1,614,725
Federal Natl Mtge Assn #694628
    04-01-33                                                5.50         2,913,720             2,884,346
Federal Natl Mtge Assn #694795
    04-01-33                                                5.50         2,901,972             2,872,630
Federal Natl Mtge Assn #695220
    04-01-33                                                5.50         1,998,052             1,972,713
Federal Natl Mtge Assn #697843
    04-01-18                                                5.00         2,882,467             2,847,027
Federal Natl Mtge Assn #699424
    04-01-33                                                5.50         5,693,678             5,636,273
Federal Natl Mtge Assn #702427
    04-01-33                                                5.50         5,429,397             5,374,589
Federal Natl Mtge Assn #704049
    05-01-18                                                5.50         3,957,379             3,982,345
Federal Natl Mtge Assn #712109
    04-01-18                                                5.00         2,382,949             2,360,395
Federal Natl Mtge Assn #720006
    07-01-33                                                5.50         2,985,917             2,948,050
Federal Natl Mtge Assn #720070
    07-01-23                                                5.50         3,164,363             3,147,273
Federal Natl Mtge Assn #720378
    06-01-18                                                4.50         1,568,850             1,521,572
Federal Natl Mtge Assn #725232
    03-01-34                                                5.00         7,386,285             7,131,885
Federal Natl Mtge Assn #725684
    05-01-18                                                6.00         3,795,462             3,877,746
Federal Natl Mtge Assn #725719
    07-01-33                                                4.84         2,049,930(j)          2,012,417
Federal Natl Mtge Assn #726362
    06-01-18                                                5.00         1,814,863             1,794,937
Federal Natl Mtge Assn #730153
    08-01-33                                                5.50           683,755               675,083
Federal Natl Mtge Assn #735057
    01-01-19                                                4.50         3,780,721             3,666,789
Federal Natl Mtge Assn #735160
    12-01-34                                                4.36           946,959(j)            937,129
Federal Natl Mtge Assn #738921
    11-01-32                                                6.50         1,211,414             1,247,746
Federal Natl Mtge Assn #747642
    11-01-28                                                5.50         2,977,462             2,942,831
Federal Natl Mtge Assn #747784
    10-01-18                                                4.50         2,848,158             2,762,328
Federal Natl Mtge Assn #759342
    01-01-34                                                6.50         1,307,348             1,345,866
Federal Natl Mtge Assn #765183
    01-01-19                                                5.50           884,927               889,903
Federal Natl Mtge Assn #765761
    02-01-19                                                5.00%       $2,354,700            $2,324,226
Federal Natl Mtge Assn #766641
    03-01-34                                                5.00         3,008,573             2,901,225
Federal Natl Mtge Assn #776962
    04-01-29                                                5.00         3,282,555             3,159,010
Federal Natl Mtge Assn #779327
    06-01-34                                                4.56         5,180,607(j)          5,114,809
Federal Natl Mtge Assn #790759
    09-01-34                                                4.82         3,301,426(j)          3,291,100
Federal Natl Mtge Assn #804442
    12-01-34                                                6.50         2,791,224             2,858,507
Federal Natl Mtge Assn #811925
    04-01-35                                                4.92         2,133,929(j)          2,126,785
Federal Natl Mtge Assn #821378
    05-01-35                                                5.04         2,059,180(j)          2,059,833
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
    10-25-34                                                5.41         1,477,125(i)          1,488,794
First Horizon Alternative Mtge Securities
  Series 2005-AA2 Cl 2A1
    04-25-35                                                5.42         2,268,521(i)          2,280,408
First Horizon Alternative Mtge Securities
  Series 2005-AA3 Cl 3A1
    05-25-35                                                5.40         2,005,635(i)          2,005,876
First Horizon Alternative Mtge Securities
  Series 2005-AA4 Cl B1
    06-25-35                                                5.38           724,348               722,537
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
    08-20-32                                               11.69         3,367,760(g)            600,095
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                                               20.00           737,873(g)             75,604
Govt Natl Mtge Assn #423782
    05-15-26                                                7.50           608,763               644,366
Govt Natl Mtge Assn #595256
    12-15-32                                                6.00         8,784,137             8,924,503
Govt Natl Mtge Assn #604580
    08-15-33                                                5.00         5,071,267             4,969,372
Govt Natl Mtge Assn #604708
    10-15-33                                                5.50         3,599,620             3,592,024

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
  Series 2005-16 Cl 3A1B
    01-19-36                                                4.55%      $ 3,225,000(j)       $  3,225,000
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                                                4.50        61,475,045(g)            730,016
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
    04-25-35                                                5.33         1,157,319(j)          1,154,139
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
    07-25-34                                                4.39         1,453,920(j)          1,409,386
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
    02-25-19                                                5.00         2,146,654             2,122,504
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
    05-25-34                                                6.00         3,351,972             3,375,469
Master Alternative Loans Trust
  Series 2004-7 Cl 8A1
    08-25-19                                                5.00         1,600,786             1,580,088
Master Alternative Loans Trust
  Series 2004-8 Cl 7A1
    09-25-19                                                5.00         2,236,775             2,207,406
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
    05-25-34                                                4.60         1,344,652(j)          1,298,046
Structured Asset Securities
  Series 2003-33H Cl 1A1
    10-25-33                                                5.50         4,602,965             4,504,642
Washington Mutual
  Series 2003-AR10 Cl A7
    10-25-33                                                4.07         2,375,000(j)          2,295,086
Washington Mutual
  Series 2004-CB2 Cl 6A
    07-25-19                                                4.50         1,590,039             1,528,854
Washington Mutual
  Series 2005-AR17 Cl A1C1
    12-25-45                                                4.39         1,735,000(b)          1,735,000
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Certificates
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                                                0.00        21,000,000(g)            239,941
Wells Fargo Mtge Backed Securities Trust
  Series 2005-10 Cl A1
    10-25-35                                                5.00%      $ 6,273,188          $  6,020,303
Wells Fargo Mtge Backed Securities Trust
  Series 2005-5 Cl 2A1
    05-25-35                                                5.50         3,798,265             3,716,366
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR1 Cl 1A1
    02-25-35                                                4.55         3,303,262(j)          3,251,566
Wells Fargo Mtge Backed Securities Trust
  Series 2005-AR16 Cl 6A3
    10-25-35                                                5.00         2,318,464(j)          2,301,748
                                                                                         ---------------
Total                                                                                        349,220,951
--------------------------------------------------------------------------------------------------------

AUTOMOTIVE (0.1%)
DaimlerChrysler NA Holding
    11-15-13                                                6.50           755,000               784,347
--------------------------------------------------------------------------------------------------------

BANKING (1.9%)
Banknorth Group
  Sr Nts
    05-01-08                                                3.75         3,370,000(l)          3,289,019
HSBC Bank USA
  Sub Nts
    08-15-35                                                5.63         4,830,000             4,592,653
JPMorgan Chase & Co
  Sub Nts
    10-01-15                                                5.15         4,120,000             4,036,352
Sovereign Bank
  Sub Nts
    03-15-13                                                5.13           555,000               541,051
Washington Mutual
    09-15-17                                                5.25         4,065,000             3,889,201
                                                                                         ---------------
Total                                                                                         16,348,276
--------------------------------------------------------------------------------------------------------

BROKERAGE (0.4%)
Morgan Stanley
    10-15-15                                                5.38         3,640,000             3,614,109
--------------------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.4%)
Tyco Intl Group
    02-15-11                                                6.75         3,180,000(c)          3,334,923
--------------------------------------------------------------------------------------------------------

ELECTRIC (2.2%)
Carolina Power & Light
  1st Mtge
    12-15-15                                                5.25         1,220,000             1,206,136

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)
ELECTRIC (CONT.)
Consumers Energy
  1st Mtge
    02-15-17                                                5.15%       $  710,000            $  664,006
    09-15-35                                                5.80           870,000               806,044
Dayton Power & Light
  1st Mtge
    10-01-13                                                5.13         1,185,000             1,171,919
Detroit Edison
  1st Mtge
    10-01-37                                                5.70           980,000               938,106
Dominion Resources
  Sr Unsecured Series B
    06-15-35                                                5.95         1,500,000             1,439,273
Exelon
    06-15-15                                                4.90         1,765,000             1,672,449
Ohio Power
  Sr Nts Series H
    01-15-14                                                4.85         1,080,000             1,044,792
Pacific Gas & Electric
    03-01-34                                                6.05         1,470,000             1,485,259
PacifiCorp
  1st Mtge
    06-15-35                                                5.25         1,015,000               942,998
Potomac Edison
  1st Mtge
    11-15-14                                                5.35           790,000               787,310
PSI Energy
    10-15-35                                                6.12         2,025,000             2,021,502
Southern California Edison
  1st Mtge
    07-15-35                                                5.35         1,070,000             1,011,999
Westar Energy
  1st Mtge
    07-01-14                                                6.00         3,350,000             3,486,783
                                                                                            ------------
Total                                                                                         18,678,576
--------------------------------------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
Time Warner
    05-15-29                                                6.63         1,500,000             1,525,598
--------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.9%)
Kraft Foods
    06-01-12                                                6.25         4,130,000(l)          4,334,926
Kraft Foods
  Sr Unsecured
    11-01-11                                                5.63         2,815,000             2,869,977
                                                                                            ------------
Total                                                                                          7,204,903
--------------------------------------------------------------------------------------------------------

HEALTH CARE (0.7%)
Cardinal Health
    06-15-15                                                4.00%      $ 7,015,000          $  6,242,613
--------------------------------------------------------------------------------------------------------

LIFE INSURANCE (0.6%)
Pricoa Global Funding I
    06-25-12                                                4.63         5,660,000(d)          5,478,422
--------------------------------------------------------------------------------------------------------

MEDIA CABLE (1.0%)
Comcast
    03-15-11                                                5.50         8,407,000             8,427,177
--------------------------------------------------------------------------------------------------------

MEDIA NON CABLE (0.3%)
News America
    12-15-34                                                6.20         2,305,000             2,268,487
--------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.1%)
American Express Credit
    12-02-10                                                5.00         2,630,000(b)          2,627,370
Residential Capital
  Sr Unsecured
    06-30-10                                                6.38         5,750,000             5,795,960
Willis North America
    07-15-15                                                5.63         1,220,000             1,206,102
                                                                                            ------------
Total                                                                                          9,629,432
--------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Merck & Co
    02-15-13                                                4.38         1,390,000             1,313,606
    03-01-15                                                4.75         1,585,000             1,511,543
                                                                                            ------------
Total                                                                                          2,825,149
--------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Marsh & McLennan Companies
  Sr Unsecured
    09-15-15                                                5.75           980,000               976,305
--------------------------------------------------------------------------------------------------------

REITS (0.3%)
Simon Property Group LP
    12-01-15                                                5.75         2,245,000(d)          2,258,369
--------------------------------------------------------------------------------------------------------

RETAILERS (0.5%)

CVS
    09-15-14                                                4.88         2,435,000             2,341,430
May Department Stores
    07-15-34                                                6.70         2,065,000             2,137,341
                                                                                            ------------
Total                                                                                          4,478,771
--------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                          COUPON        PRINCIPAL
ISSUER                                                     RATE           AMOUNT              VALUE(a)
TRANSPORTATION SERVICES (0.4%)
ERAC USA Finance
    05-01-15                                                5.60%       $1,750,000(d)         $1,728,452
    11-15-15                                                5.90         1,805,000(d)          1,820,758
                                                                                            ------------
Total                                                                                          3,549,210
--------------------------------------------------------------------------------------------------------

WIRELESS (1.5%)
Nextel Communications
  Sr Nts Series F
    03-15-14                                                5.95        10,245,000            10,244,959
US Cellular
  Sr Nts
    12-15-33                                                6.70         2,315,000             2,257,292
                                                                                            ------------
Total                                                                                         12,502,251
--------------------------------------------------------------------------------------------------------

WIRELINES (3.6%)
Telecom Italia Capital
    10-01-15                                                5.25         7,355,000(c)          7,125,237
TELUS
    06-01-11                                                8.00         7,677,500(c)          8,624,082
Verizon Pennsylvania
  Series A
    11-15-11                                                5.65        15,155,000            15,116,810
                                                                                            ------------
Total                                                                                         30,866,129
--------------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $868,394,946)                                                                        $853,536,557
--------------------------------------------------------------------------------------------------------

                                                                      AMOUNT
                                                       EFFECTIVE     PAYABLE AT
ISSUER                                                   YIELD       MATURITY                VALUE(a)
SHORT-TERM SECURITY (0.1%)

COMMERCIAL PAPER

Sheffield Receivables
    12-01-05                                                4.04%      $ 1,100,000(n)       $  1,099,877
--------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITY
  (Cost: $1,100,000)                                                                        $  1,099,877
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $869,494,946)(o)                                                                     $854,636,434
========================================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $18,376,818.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Nov. 30, 2005, the value of foreign securities represented 3.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $34,141,723 or 4.0% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

    AMBAC  --  Ambac Assurance Corporation
    FGIC   --  Financial Guaranty Insurance Company
    FSA    --  Financial Security Assurance
    MBIA   --  MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Nov. 30, 2005.

(h) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Nov. 30, 2005.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(k) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Nov. 30, 2005:

                                  PRINCIPAL    SETTLEMENT     PROCEEDS
    SECURITY                       AMOUNT         DATE       RECEIVABLE        VALUE
    -----------------------------------------------------------------------------------
    Federal Natl Mtge Assn
         12-01-20 4.50%         $  3,425,000    12-15-05    $  3,290,676   $  3,310,475
         12-01-20 5.00             2,500,000    12-15-05       2,449,219      2,460,950
         12-01-35 5.00             8,000,000    12-13-05       7,715,313      7,695,000
         12-01-35 5.50            22,000,000    12-13-05      21,567,500     21,663,136
         12-01-35 6.00            11,500,000    12-13-05      11,586,250     11,561,065

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

    TYPE OF SECURITY                                                       NOTIONAL AMOUNT
    --------------------------------------------------------------------------------------
    PURCHASE CONTRACTS
    U.S. Treasury Note, March 2006, 2-year                                     $25,600,000
    U.S. Long Bond, March 2006, 20-year                                          8,500,000

    SALE CONTRACTS
    U.S. Treasury Note, Dec. 2005, 5-year                                       19,900,000
    U.S. Treasury Note, Dec. 2005, 10-year                                       9,500,000
    U.S. Treasury Note, March 2006, 5-year                                         100,000
    U.S. Treasury Note, March 2006, 10-year                                      7,500,000

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2005, the value of these securities amounted to $1,099,877 or 0.1% of net assets.

(o) At Nov. 30, 2005, the cost of securities for federal income tax purposes was approximately $869,495,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                        $  1,449,000
    Unrealized depreciation                                         (16,308,000)
    ----------------------------------------------------------------------------
    Net unrealized depreciation                                    $(14,859,000)
    ----------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
QUALITY INCOME PORTFOLIO

NOV. 30, 2005 (UNAUDITED)

ASSETS

Investments in securities, at value (Note 1)
   (identified cost $869,494,946)                                                  $854,636,434
Accrued interest receivable                                                           7,161,007
Receivable for investment securities sold                                            58,201,795
Unrealized appreciation on swap transactions, at value (Note 5)                          78,115
-----------------------------------------------------------------------------------------------
Total assets                                                                        920,077,351
-----------------------------------------------------------------------------------------------

LIABILITIES

Disbursements in excess of cash on demand deposit                                       417,102
Payable for investment securities purchased                                          25,669,061
Accrued investment management services fee                                               12,094
Other accrued expenses                                                                   38,724
Forward sale commitments, at value (proceeds receivable $46,608,958) (Note 1)        46,690,626
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    72,827,607
-----------------------------------------------------------------------------------------------
Net assets                                                                         $847,249,744
===============================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
QUALITY INCOME PORTFOLIO

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest                                                                      $ 20,041,368
Fee income from securities lending (Note 3)                                         39,922
------------------------------------------------------------------------------------------
Total income                                                                    20,081,290
------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               2,285,614
Compensation of board members                                                        6,869
Custodian fees                                                                      54,900
Audit fees                                                                          16,500
Other                                                                               11,596
------------------------------------------------------------------------------------------
Total expenses                                                                   2,375,479
   Earnings credits on cash balances (Note 2)                                       (4,480)
------------------------------------------------------------------------------------------
Total net expenses                                                               2,370,999
------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                  17,710,291
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions (Note 3)                                                   35,876
   Foreign currency transactions                                                    (4,742)
   Futures contracts                                                             1,494,233
   Swap transactions                                                              (187,758)
------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          1,337,609
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (21,726,125)
------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          (20,388,516)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ (2,678,225)
==========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
QUALITY INCOME PORTFOLIO

                                                                             NOV. 30, 2005     MAY 31, 2005
                                                                           SIX MONTHS ENDED     YEAR ENDED
                                                                              (UNAUDITED)
OPERATIONS
Investment income (loss) -- net                                               $ 17,710,291    $  37,284,467
Net realized gain (loss) on investments                                          1,337,609          719,913
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (21,726,125)      21,053,971
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (2,678,225)      59,058,351
-----------------------------------------------------------------------------------------------------------
Proceeds from contributions                                                      7,936,320       50,501,206
Fair value of withdrawals                                                      (72,643,257)    (184,551,000)
-----------------------------------------------------------------------------------------------------------
Net contributions (withdrawals) from partners                                  (64,706,937)    (134,049,794)
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (67,385,162)     (74,991,443)
Net assets at beginning of period                                              914,634,906      989,626,349
-----------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $847,249,744    $ 914,634,906
===========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
QUALITY INCOME PORTFOLIO
(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Portfolio has entered into outstanding when-issued securities of $18,376,818.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN SWAP TRANSACTIONS

The Portfolio may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Portfolio either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Portfolio agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Portfolio.

FORWARD SALE COMMITMENTS

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation). Under this agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.52% to 0.395% annually as the Portfolio's assets increase.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other RiverSource funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended Nov. 30, 2005, the Portfolio's custodian fees were reduced by $4,480 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,214,465,274 and $1,250,756,780, respectively, for the six months ended Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $39,922 for the six months ended Nov. 30, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

4. INTEREST RATE FUTURES CONTRACTS

At Nov. 30, 2005, investments in securities included securities valued at $591,741 that were pledged as collateral to cover initial margin deposits on 213 open purchase contracts and 370 open sale contracts. The notional market value of the open purchase contracts at Nov. 30, 2005 was $35,774,656 with a net unrealized loss of $64,963. The notional market value of the open sale contracts at Nov. 30, 2005 was $39,691,314 with a net unrealized gain of $518,244. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. SWAP CONTRACTS

At Nov. 30, 2005, the Portfolio had the following open total return swap contracts:

                                                                                                          UNREALIZED
                                                                              TERMINATION     NOTIONAL   APPRECIATION
                                                                                 DATE        PRINCIPAL  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate based on 1-month LIBOR less 0.35%.
Counterparty: Citigroup                                                         02/01/06     $6,475,000     $46,257

Receive total return on Lehman Brothers Aaa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate based on 1-month LIBOR less 0.25%.
Counterparty: Citigroup                                                         05/01/06      4,900,000      31,858
-------------------------------------------------------------------------------------------------------------------
Total                                                                                                       $78,115
-------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

RATIOS/SUPPLEMENTAL DATA

FISCAL PERIOD ENDED MAY 31,                                           2005(e)     2005     2004     2003     2002
Ratio of expenses to average daily net assets(a)                      .54%(b)     .54%     .54%     .52%     .53%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    4.03%(b)    3.93%    3.62%    4.33%    4.89%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)             147%        297%     292%     263%     389%
-----------------------------------------------------------------------------------------------------------------
Total return(c)                                                      (.33%)(d)   6.49%    (.77%)   6.56%    5.34%
-----------------------------------------------------------------------------------------------------------------

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.
(b) Adjusted to an annual basis.
(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.
(d) Not annualized.
(e) Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE SELECTIVE FUND

NOV. 30, 2005 (UNAUDITED)

ASSETS

Investment in Portfolio (Note 1)                                                                  $847,120,761
Capital shares receivable                                                                               20,493
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                       847,141,254
--------------------------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable to shareholders                                                                      125,298
Capital shares payable                                                                                 109,111
Accrued distribution fee                                                                               144,639
Accrued service fee                                                                                        129
Accrued transfer agency fee                                                                              1,034
Accrued administrative services fee                                                                      1,575
Other accrued expenses                                                                                  42,355
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      424,141
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                $846,717,113
==============================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                          $    996,870
Additional paid-in capital                                                                         891,235,315
Undistributed net investment income                                                                    346,289
Accumulated net realized gain (loss) (Note 5)                                                      (31,430,032)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                              (14,431,329)
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                          $846,717,113
==============================================================================================================

Net assets applicable to outstanding shares:              Class A                                 $523,055,673
                                                          Class B                                 $ 96,874,301
                                                          Class C                                 $  3,561,130
                                                          Class I                                 $175,975,176
                                                          Class Y                                 $ 47,250,833
Net asset value per share of outstanding capital stock:   Class A shares        61,577,472        $       8.49
                                                          Class B shares        11,406,817        $       8.49
                                                          Class C shares           419,272        $       8.49
                                                          Class I shares        20,715,943        $       8.49
                                                          Class Y shares         5,567,458        $       8.49
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RIVERSOURCE SELECTIVE FUND

SIX MONTHS ENDED NOV. 30, 2005 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest                                                                                 $ 20,038,622
Fee income from securities lending                                                             39,916
-----------------------------------------------------------------------------------------------------
Total income                                                                               20,078,538
-----------------------------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from Portfolio                                                           2,370,651
Distribution fee
   Class A                                                                                    699,893
   Class B                                                                                    552,778
   Class C                                                                                     19,806
Transfer agency fee                                                                           531,442
Incremental transfer agency fee
   Class A                                                                                     35,539
   Class B                                                                                     15,031
   Class C                                                                                        636
Service fee -- Class Y                                                                         23,553
Administrative services fees and expenses                                                     248,644
Compensation of board members                                                                   5,694
Printing and postage                                                                           53,882
Registration fees                                                                              30,920
Audit fees                                                                                      5,500
Other                                                                                          23,207
-----------------------------------------------------------------------------------------------------
Total expenses                                                                              4,617,176
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)          (562,003)
-----------------------------------------------------------------------------------------------------
                                                                                            4,055,173
   Earnings credits on cash balances (Note 2)                                                 (22,303)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                                          4,032,870
-----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                            16,045,668
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on:
   Security transactions                                                                       35,712
   Foreign currency transactions                                                               (4,741)
   Futures contracts                                                                        1,494,233
   Swap transactions                                                                         (187,758)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     1,337,446
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     (21,722,941)
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                     (20,385,495)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          $ (4,339,827)
=====================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RIVERSOURCE SELECTIVE FUND

                                                                              NOV. 30, 2005     MAY 31, 2005
                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                               (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                                $ 16,045,668     $  32,644,259
Net realized gain (loss) on investments                                           1,337,446           719,728
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (21,722,941)       21,051,280
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  (4,339,827)       54,415,267
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                    (9,939,022)      (23,912,310)
      Class B                                                                    (1,540,727)       (4,361,239)
      Class C                                                                       (55,420)         (144,617)
      Class I                                                                    (3,013,754)       (2,796,739)
      Class Y                                                                      (878,788)       (2,459,415)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                             (15,427,711)      (33,674,320)
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)

Proceeds from sales
   Class A shares (Note 2)                                                       22,050,114        45,644,903
   Class B shares                                                                 3,757,174        11,147,044
   Class C shares                                                                   145,508           642,495
   Class I shares                                                                52,243,758       153,620,994
   Class Y shares                                                                 2,906,157        12,950,585
Reinvestment of distributions at net asset value
   Class A shares                                                                 8,067,068        19,053,522
   Class B shares                                                                 1,392,713         3,923,698
   Class C shares                                                                    48,529           127,953
   Class I shares                                                                 3,050,765         2,725,902
   Class Y shares                                                                   894,977         2,448,606
Payments for redemptions
   Class A shares                                                               (85,569,766)     (195,290,057)
   Class B shares (Note 2)                                                      (30,561,671)      (83,730,597)
   Class C shares (Note 2)                                                         (786,250)       (2,216,368)
   Class I shares                                                               (19,042,746)      (13,407,549)
   Class Y shares                                                                (5,974,252)      (53,143,328)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               (47,377,922)      (95,502,197)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (67,145,460)      (74,761,250)
Net assets at beginning of period                                               913,862,573       988,623,823
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                    $846,717,113     $ 913,862,573
=============================================================================================================
Undistributed (excess of distributions over) net investment income             $    346,289     $    (271,668)
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE SELECTIVE FUND (FORMERLY AXP SELECTIVE FUND)
(UNAUDITED AS TO NOV. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Nov. 30, 2005, Ameriprise Financial and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 20.78% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN QUALITY INCOME PORTFOLIO

The Fund currently invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Nov. 30, 2005 was 99.98%.

The Fund's Board has approved the withdrawal of the Fund's assets from the Portfolio, which is expected to be completed in early 2006. After that date, the Fund will invest directly in and manage its own portfolio of securities rather than investing in the Portfolio.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

- Class A $20.50
- Class B $21.50
- Class C $21.00
- Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $130,081 for Class A, $87,146 for Class B and $179 for Class C for the six months ended Nov. 30, 2005.

For the six months ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $309,894, $69,154, $25,348 and $2,577, respectively, and the management fees waived at the Fund level were $155,030. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until May 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2005, the Fund's transfer agency fees were reduced by $22,303 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                   SIX MONTHS ENDED NOV. 30, 2005
                                                  CLASS A       CLASS B        CLASS C        CLASS I          CLASS Y
-----------------------------------------------------------------------------------------------------------------------
Sold                                             2,559,542       436,522        16,899       6,070,571         338,028
Issued for reinvested distributions                938,834       162,029         5,647         355,310         104,284
Redeemed                                        (9,949,924)   (3,549,579)      (91,587)     (2,200,160)       (690,068)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                         (6,451,548)   (2,951,028)      (69,041)      4,225,721        (247,756)
-----------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED MAY 31, 2005
                                                  CLASS A       CLASS B        CLASS C        CLASS I*         CLASS Y
-----------------------------------------------------------------------------------------------------------------------
Sold                                             5,297,822     1,289,751        74,421      17,736,298       1,500,618
Issued for reinvested distributions              2,202,977       453,875        14,795         314,693         283,580
Redeemed                                       (22,628,707)   (9,719,218)     (256,820)     (1,560,769)     (6,147,313)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        (15,127,908)   (7,975,592)     (167,604)     16,490,222      (4,363,115)
-----------------------------------------------------------------------------------------------------------------------

* Inception date is July 15, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2005.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $29,747,019 at May 31, 2005, that if not offset by capital gains will expire as follows:

                    2011                  2013                 2014
                $24,224,582            $5,017,493            $504,944

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of RiverSource Selective Fund into RiverSource Diversified Bond Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                 2005(g)             2005           2004        2003        2002
Net asset value, beginning of period                         $8.69             $8.50          $8.88       $8.74      $ 8.74
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .16               .31            .28         .33         .40
Net gains (losses) (both realized and
  unrealized)                                                 (.20)              .20           (.38)        .18         .02
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.04)              .51           (.10)        .51         .42
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.16)             (.32)          (.28)       (.33)       (.40)
Distributions from realized gains                               --                --             --        (.04)       (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.16)             (.32)          (.28)       (.37)       (.42)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $8.49             $8.69          $8.50       $8.88      $ 8.74
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $ 523             $ 591           $707        $955      $1,042
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)               .89%(c),(d)       .94%(c)       1.00%        .98%        .98%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                            3.69%(d)          3.54%          3.17%       3.89%       4.45%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  147%              297%           292%        263%        389%
---------------------------------------------------------------------------------------------------------------------------
Total return(e)                                               (.54%)(f)         6.06%         (1.17%)      6.05%       4.85%
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.04% for the six months ended Nov. 30, 2005 and 1.02% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
36 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                 2005(g)             2005           2004        2003        2002
Net asset value, beginning of period                         $8.69             $8.50          $8.88       $8.74       $8.74
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .13               .24            .21         .27         .33
Net gains (losses) (both realized and unrealized)             (.21)              .20           (.38)        .18         .02
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.08)              .44           (.17)        .45         .35
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.12)             (.25)          (.21)       (.27)       (.33)
Distributions from realized gains                               --                --             --        (.04)       (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.12)             (.25)          (.21)       (.31)       (.35)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $8.49             $8.69          $8.50       $8.88       $8.74
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $  97             $ 125          $ 190       $ 315       $ 342
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)              1.64%(c),(d)      1.69%(c)       1.76%       1.74%       1.73%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                            2.92%(d)          2.78%          2.40%       3.12%       3.67%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  147%              297%           292%        263%        389%
---------------------------------------------------------------------------------------------------------------------------
Total return(e)                                               (.92%)(f)         5.26%         (1.92%)      5.25%       4.06%
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.80% for the six months ended Nov. 30, 2005 and 1.78% for the year ended May 31, 2005.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
37 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                 2005(g)             2005           2004        2003        2002
Net asset value, beginning of period                         $8.69             $8.50          $8.88       $8.74       $8.74
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   .13               .24            .21         .27         .33
Net gains (losses) (both realized and unrealized)             (.21)              .20           (.38)        .18         .02
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (.08)              .44           (.17)        .45         .35
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.12)             (.25)          (.21)       (.27)       (.33)
Distributions from realized gains                               --                --             --        (.04)       (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.12)             (.25)          (.21)       (.31)       (.35)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $8.49             $8.69          $8.50       $8.88       $8.74
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $   4             $   4          $   6       $  10       $   9
Ratio of expenses to average
  daily net assets(b)                                         1.64%(c),(d)      1.69%(c)       1.76%       1.75%       1.74%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                            2.94%(d)          2.79%          2.40%       3.07%       3.64%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                  147%              297%           292%        263%        389%
---------------------------------------------------------------------------------------------------------------------------
Total return(e)                                               (.92%)(f)         5.26%         (1.92%)      5.24%       4.06%
---------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.80% for the six months ended Nov. 30, 2005 and 1.79% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
38 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                2005(h)          2005(b)
Net asset value, beginning of period                        $8.69            $8.55
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .18              .29
Net gains (losses) (both realized and unrealized)            (.21)             .15
------------------------------------------------------------------------------------------
Total from investment operations                             (.03)             .44
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.17)            (.30)
------------------------------------------------------------------------------------------
Net asset value, end of period                              $8.49            $8.69
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $ 176            $ 143
------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)              .59%(d),(e)      .63%(e)
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                           4.02%(e)         3.92%(e)
------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                 147%             297%
------------------------------------------------------------------------------------------
Total return(f)                                              (.39%)(g)        5.25%(g)
------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.63% for the six months ended Nov. 30, 2005.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
39 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                  2005(g)             2005            2004         2003         2002
Net asset value, beginning of period                          $8.68             $8.49           $8.88        $8.74        $8.74
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    .17               .32             .29          .35          .42
Net gains (losses) (both realized and unrealized)              (.20)              .20            (.39)         .18          .02
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (.03)              .52            (.10)         .53          .44
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.16)             (.33)           (.29)        (.35)        (.42)
Distributions from realized gains                                --                --              --         (.04)        (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.16)             (.33)           (.29)        (.39)        (.44)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $8.49             $8.68           $8.49        $8.88        $8.74
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                       $  47             $  50           $  86        $ 177        $ 188
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                .72%(c),(d)       .77%(c)         .84%         .82%         .81%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
  daily net assets                                             3.87%(d)          3.70%           3.30%        4.04%        4.61%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
  securities)                                                   147%              297%            292%         263%         389%
-------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                (.34%)(f)         6.24%          (1.13%)       6.22%        5.02%
-------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.86% for the six months ended Nov. 30, 2005 and 0.86% for the year ended May 31, 2005.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Nov. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
40 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2005.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

                                                BEGINNING          ENDING           EXPENSES
                                              ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING            ANNUALIZED
                                              JUNE 1, 2005      NOV. 30, 2005     THE PERIOD(a)        EXPENSE RATIO
Class A
  Actual(b)                                      $1,000           $  994.60         $4.45(c)                .89%
  Hypothetical (5% return before expenses)       $1,000           $1,020.61         $4.51(c)                .89%
Class B
  Actual(b)                                      $1,000           $  990.80         $8.18(c)               1.64%
  Hypothetical (5% return before expenses)       $1,000           $1,016.85         $8.29(c)               1.64%
Class C
  Actual(b)                                      $1,000           $  990.80         $8.18(c)               1.64%
  Hypothetical (5% return before expenses)       $1,000           $1,016.85         $8.29(c)               1.64%
Class I
  Actual(b)                                      $1,000           $  996.10         $2.95(c)                .59%
  Hypothetical (5% return before expenses)       $1,000           $1,022.11         $2.99(c)                .59%
Class Y
  Actual(b)                                      $1,000           $  996.60         $3.60(c)                .72%
  Hypothetical (5% return before expenses)       $1,000           $1,021.46         $3.65(c)                .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Nov. 30, 2005: -0.54% for Class A, -0.92% for Class B, -0.92% for Class C, -0.39% for Class I and -0.34% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, 0.59% for Class I and 0.72% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Nov. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
42 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the

--------------------------------------------------------------------------------
43 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the New IMS Agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 approximated the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

The Fund's Board has approved a merger of the Fund into RiverSource Diversified Bond Fund. Completion of the merger is subject to final approval by shareholders of the Fund. Proxy materials regarding the merger will be distributed to shareholders in December 2005, and a meeting of shareholders to consider the merger will be scheduled for February 2006.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
47 -- RIVERSOURCE SELECTIVE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

S-6385 W (1/06)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  Income Trust



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 28, 2005